UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2007

STAR MARITIME ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-32685	20-2873585
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

103 Foulk Road Wilmington, Delaware		19803
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (302) 656-1950

c/o Schwartz & Weiss, P.C.,
457 Madison Avenue
New York, NY 10022
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

STAR MARITIME ACQUISITION CORP. (THE “COMPANY”) AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF THE COMPANY’S STOCKHOLDERS TO BE HELD TO APPROVE THE REDOMICILIATION MERGER (DEFINED HEREIN). STOCKHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE COMPANY’S PRELIMINARY PROXY STATEMENT AND WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE COMPANY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION.

SUCH PERSONS ARE ALSO ADVISED TO READ THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, FILED ON MARCH 14, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COMPANY’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS SHOULD THE REDOMICILIATION MERGER BE CONSUMMATED.

THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE REDOMICILIATION MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO:

STAR MARITIME ACQUISITION CORP.
103 FOULK ROAD
WILMINGTON, DELAWARE 19803
ATTENTION: CORPORATE SECRETARY

THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE AT HTTP://WWW.SEC.GOV.

Item 1.01 Entry Into A Material Definitive Agreement.

On March 14, 2007, Star Maritime Acquisition Corp. (AMEX: SEA), a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with its newly-formed, wholly-owned subsidiary Star Bulk Carriers Corp., a Marshall Islands company (“Star Bulk”), whereby the Company will merge with and into Star Bulk, with Star Bulk as the surviving corporation (the “Redomiciliation Merger”). Star Bulk has entered into definitive agreements to acquire a fleet of eight drybulk carriers from certain wholly-owned subsidiaries of TMT Co., Ltd., a global shipping company with management headquarters in Taiwan.

The Company is a blank check company formed to acquire, through a merger, capital stock exchange, asset acquisition or similar business combination, one or more businesses in the shipping industry. In December 2005, Star Maritime through its initial public offering raised approximately $188.7 million, which was deposited in a trust account, and $11.3 million in a private placement to certain officers and directors and dedicated its time since the initial public offering to seeking and evaluating business combination opportunities.

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the board of directors of Star Maritime, following the Redomiciliation Merger: (i) the separate corporate existence of the Company will cease; (ii) each share of Star Maritime common stock, par value $0.0001 per share, will be converted into the right to receive one share of Star Bulk common stock, par value $0.01 per share; and (iii) each outstanding warrant of the Company will be assumed by Star Bulk with the same terms and restrictions, except that each will be exercisable for common stock of Star Bulk.

As provided in the Company’s Certificate of Incorporation, holders of Star Maritime common stock have the right to redeem their shares for cash if such stockholder votes against the Redomiciliation Merger, elects to exercise redemption rights and the Redomiciliation Merger is approved and completed.

The Company cannot complete the Redomiciliation Merger unless (1) the holders of at least a majority of the issued and outstanding shares of Star Maritime entitled to vote at the special meeting vote in favor of the Redomiciliation Merger; (2) holders of at least a majority of the shares issued in the initial public offering and private placement vote in favor of the Redomiciliation Merger; and (3) holders of less than 6,600,000 shares of common stock, such number representing 33.0% of the 20,000,000 shares of Star Maritime common stock issued in the initial public offering and private placement, vote against the Redomiciliation Merger and exercise their redemption rights to have their shares redeemed for cash.

Messrs. Tsirigakis and Syllantavos, the Company’s senior executive officers, and Messrs. Pappas and Erhardt, two of the Company’s directors, have agreed to vote an aggregate of 1,132,500 shares, or 3.9% of Star Maritime’s outstanding common stock, acquired by them in the private placement and any shares of Star Maritime common stock they may acquire in the future in favor of the Redomiciliation Merger and thereby waive redemption rights with respect to such shares. All of the Company’s officers and directors have agreed to vote an aggregate of 9,026,924 shares, or 31.1% of Star Maritime’s outstanding common stock, issued to them prior to the initial public offering and private placement in accordance with the vote of the holders of a majority of the shares issued in the initial public offering and private placement.

The Company filed with the Securities and Exchange Commission a preliminary joint proxy statement/prospectus under cover of Schedule 14A relating to the Company’s special meeting of stockholders. The Company expects to consummate the Redomiciliation Merger during the third quarter of 2007, assuming the requisite stockholder approval.

Item 7.01 Regulation FD Disclosure

The Company intends to hold presentations for certain stockholders of Star Maritime and certain other persons in connection with the Redomiciliaton Merger. A copy of the presentation material is attached as Exhibit 99.1. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01 Other Events

On March 15, 2007, the Company announced in a press release, a copy of which is attached as Exhibit 99.2 hereto, that it filed a preliminary joint proxy statement/prospectus in connection with the Redomiciliation Merger.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

No.	Description

10.1	Agreement and Plan of Merger by and between Star Maritime Acquisition Corp. and Star Bulk Carriers Corp.

99.1	Stockholder Presentation

99.2	Press Release, dated March 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2007	STAR MARITIME ACQUISITION CORP.

	By:	/s/Prokopios (Akis) Tsirigakis
Name: Prokopios (Akis) Tsirigakis
Title: Chairman and Chief Executive Officer